AMENDMENT NO. 10
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT FUNDS
          This Amendment No. 10 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the “Trust”) amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to remove Invesco Natural Resources Fund; and
          WHERAS, the Trust desires to amend the Agreement to change the name of Invesco Commodities Alpha Fund to Invesco Commodities Strategy Fund; and
          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Emerging Markets Fund, Van Kampen Global Bond Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Franchise Fund, Van Kampen Global Tactical Asset Allocation Fund, Van Kampen International Advantage Fund and Van Kampen International Growth Fund to Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Bond Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen International Advantage Fund and Invesco Van Kampen International Growth Fund, respectively;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Balanced-Risk Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM China Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Developing Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Global Health Care Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares
Institutional Class Shares

AIM International Total Return Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Japan Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM LIBOR Alpha Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Trimark Endeavor Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Trimark Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Trimark Small Companies Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Alternative Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Commodities Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Global Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Global Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Health Sciences Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco International Growth Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Emerging Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Global Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Global Equity Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Global Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Global Tactical Asset	Class A Shares
Allocation Fund	Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen International Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”